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                                                                   EXHIBIT 10.30

                                    DEBENTURE

THIS DEBENTURE is made the 29th day of May Two Thousand and Two

BETWEEN: OCEAN CONVERSION (CAYMAN) LIMITED, a company incorporated under the Laws of the Cayman Islands, the registered office of which is at Campbell Corporate Services Ltd. P.O. Box 268GT, Scotiabank Building, Cardinal Avenue, George Town, Grand Cayman (hereinafter called "the Borrower")

                           of the One Part

AND: THE BANK OF N. T. BUTTERFIELD & SON LTD., a bank registered in Bermuda, of P. O. Box HM 195, 65 Front Street, Hamilton, Bermuda (hereinafter called "the Bank")

                           of the Other part

WHEREAS:

(A) The Bank has agreed to grant a loan to the Borrower in the amount of US$2.4 million upon having the same secured in the manner hereinafter appearing.

(B) The proceeds of the loan shall be used by the Borrower to finance the cost of constructing a new reverse osmosis plant on land owned by the Water Authority of the Cayman Islands and described as the title to Cayman Islands registered Parcel 34 of Block 20B in the George Town East Registration Section of Grand Cayman. In order to secure repayment of the said sum, the Borrower has agreed to enter into this Debenture.

NOW THIS DEED WITNESSETH as follows:-

1.       INTERPRETATIONS AND DEFINITIONS

         (a)      In this Deed:

                  (i)      "Charged Assets"     means the goodwill,
                                                undertaking, property, assets,
                                                revenues and rights charged
                                                under sub-clause 4(a);

                  (ii)     "Charged Property"   means the property referred to
                                                in sub-clause 4(a)(i);

                  (iii)    "Default Rate"       means such rate of interest as
                                                shall be calculated by the Bank
                                                from time to time to be the sum
                                                of the Interest Rate, plus the
                                                excess cost of interest that
                                                the Bank would incur in funding
                                                the overdue amount in the London
                                                Interbank Market for such period
                                                as the Bank determines to be
                                                reasonable in the circumstances
                                                (as to which a certificate of
                                                the Bank shall be conclusive
                                                evidence) plus two Percentum
[SEAL]                                          (2%)Per annum;

                  (iv)     "Credit Facility"    Means the corresponding Credit
                                                Facility made available under
                                                the Loan Agreement;

                  (v)      "Events of Default"  means the events of default set
                                                out in clause 6; .

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                                      - 2 -

                  (vi)     "Interest Rate"      means the interest rate set out
                                                in sub-clause 3(a);

                  (vii)    "Loan Agreement"     means the Bank's commitment
                                                letter to the Borrower dated 2
                                                January 2002 (and agreed and
                                                accepted on behalf of the
                                                Borrower on 21 January 2002) as
                                                amended or substituted by
                                                agreement in writing by the Bank
                                                and the Borrower from time to
                                                time;

                  (viii)   "Principal Sum"      shall mean the demand loan in
                                                the sum of US$2,400,000.00 or
                                                so much thereof as is
                                                outstanding from time to time;

                  (ix)     "Receiver"           has the meaning given to it in
                                                sub-clause 10(a) and shall
                                                include any substituted
                                                receiver(s) and manager(s); and

                  (x)      "Securities"         means the property referred to
                                                in sub-clause 4(a)(ii).

         (b) In this deed the expressions "the Borrower" and "the Bank" where the context admits include their respective successors and assigns whether immediate or derivative.

         (c) Words importing any gender shall include any other gender and words importing the singular number only shall include the plural number and vice versa and words importing persons and all references to persons shall include corporations and firms.

         (d) Unless the context otherwise requires, reference to clause, sub-clause or schedule is to a clause, sub-clause or schedule (as the case may be) of or to this deed.

         (e) The clause headings do not form part of this deed, are for convenience only and shall not be taken into account in its construction or interpretation.

2.       COVENANT TO PAY MONEY

         (a) The Borrower hereby covenants to repay to the Bank on demand the Principal Sum together with:

                  (i) interest to the date of repayment at such rates and upon such terms as may from time to time be payable hereunder;

                  (ii) any commissions, fees and other charges charged by the Bank to the Borrower; and

                  (iii) all expenses incurred by the Bank in relation to the Borrower or the preparation or enforcement of any guarantees or security for any moneys, obligations or liabilities hereby secured including legal and other costs on a full indemnity basis.

         (b) Pending the aforementioned demand, commencing 31st December 2002, the Borrower shall repay the aforementioned amounts by way of equal semi-annual instalments of US$240,000.00 each over a term of five (5) years. In the event a balance remains at the end of the said term, the Bank reserves the right to require a balloon payment.

3.       INTEREST

         (a) The Interest Rate for each Interest Period shall be such rate as shall be calculated by the Bank (as well after as before judgement) to be one and one-half percent (1.5%) above the three (3) month rate the Bank is offered funds in the London Interbank Euro Dollar market in the approximate amount of

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                                      - 3 -

                  the monies drawn or to be drawn by the Borrower under the Loan Agreement on or immediately before the date which is two (2) business days before the beginning of such Interest Period. The Interest Rate shall be established two (2) business days Prior to each Interest Period "Interest Period" shall mean each successive period of 90 days calculated from the date of initial drawdown.

         (b) The Borrower shall pay interest at the Interest Rate (or at the Default Rate during the continuation of any Event of Default) whether before or after judgement to the date of payment on (i) all commission, fees and other charges and any legal and other costs, charges and expenses incurred by the Bank in relation to the Borrower or the assets charged under this deed or in enforcing the security charged under this deed; and (ii) all money and liabilities due under this deed;

         (c) The aforementioned interest shall be paid quarterly in arrears calculated from the date of initial drawdown on the basis of a 360 day year; provided that if any such interest payment should fall due and payable on a day which is not a business day, the payment shall be made on the next following business day.

4.       FIXED AND FLOATING CHARGES

         (a) As a continuing security for the payment of all money and the discharge of all obligations and liabilities covenanted to be paid or met or otherwise secured by the Borrower under this deed the Borrower as beneficial owner hereby charges to the
                  Bank:

                  (i) all freehold and leasehold property of the Borrower (excluding the Borrower's Cayman Islands leasehold property interest in Cayman Islands registered Parcel 34 of Block 20B in the George Town East Registration Section of Grand Cayman (the "Red Gate Road Plant Property") and Parcel 219 of Block 32B in the Lower Valley Registration Section of Grand Cayman (the "Lower Valley Plant Property")) both present and future and all buildings and fixtures (including trade fixtures), plant machinery, vehicles, computers and office and other equipment of the Borrower
                           (which for the avoidance of doubt excludes the seawater desalination plants operated by the Borrower but which are not its property such as, at the date hereof, the seawater desalination plants at the Red Gate Road Property and the Lower Valley Property) both present and future (excluding stock in trade of the Borrower) from time to time on any such property with the benefit of all existing and future leases, underleases, tenancies and agreements relating to such property (including all rents and profits from such property) ("the Charged Property");

                  (ii) all stocks, shares, bonds and securities of any kind whether marketable or otherwise and all other interests including (but not limited to) loan capital of the Borrower both present and future in any company, firm, consortium or entity including all allotments, accretions, offices, rights, benefits and advantages at any time accruing, offered or arising in respect of or incidental to such stocks, shares, bonds and securities and all stocks, shares, rights, money or property accruing to them or offered at any time by way of conversion, redemption, bonus, preference, option or otherwise in respect of them ("the Securities");

                  (iii) all book and other debts, revenues and claims both present and future (including things in action which may give rise to a debt, revenue or claim) due or owing or which may become due or owing to or purchased or otherwise acquired by the Borrower (including, without limitation, all payments due to the Borrower from the Water Authority of the Cayman Islands under a 26 October 2001 Contract with respect to the procurement of and operating contract for a sea water desalination plant at Red Gate Road, George Town, Grand

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                                      - 4 -

                           Cayman) and the full benefit of all rights and remedies relation to such book and other debts, revenues and claims including (but not limited to) any negotiable or non-negotiable instruments, guarantees, indemnities, debentures, legal and equitable charges and other security reservation of proprietary rights, rights of tracing liens and all other rights and remedies of any nature in respect of such property;

                  (iv) the uncalled capital, goodwill and all patents, patent applications, trade marks, trade names, registered designs and copyrights and all licences and ancillary and connected rights relating to the intangible property both present and future of the Borrower;

                  (v) the undertaking and all other assets of the Borrower both present and future including (but not limited to) the stock in trade of the Borrower and the property described in sub-clauses 4(a)(i) to 4(a)(iv) (if and insofar as the charges on such property or on any part or parts of such property contained in this deed shall for any reason be ineffective as fixed charges).

         (b) The charges created by sub-clause 4(a) shall as regards the property described in sub-clauses 4(a)(i) to 4(a)(iv) be fixed charges and as to the property described in sub-clause
                  4(a)(v) shall be a first floating charge.

5.       RESTRICTIONS ON THE BORROWER

         (a) The Borrower covenants that it will not (without the prior consent in writing of the Bank):

                  (i) sell, assign, discount, part or pledge, charge or otherwise dispose of all or any part of the property described in sub-clause 4(a)(iii) or deal with it save in accordance with sub-clause 7(b)(xi); or

                  (ii) (except for charges in favour of the Bank created under this deed) create or attempt to create or permit to subsist any mortgage, debenture, charge or pledge or permit any lien or other incumbrance (save a lien arising by operation of law in the ordinary course of trading) to arise on or affect all or any of the Charged Assets; or

                  (iii) part with possession or transfer, sell, lease or otherwise dispose of all or any of the Charged Assets or attempt so to do (save in the case of assets charged by way of floating charge only which may be sold or otherwise disposed of in the usual course of trading conducted at the date of this deed and for the purpose of carrying on its business).

         (b) Notwithstanding anything in this deed, if the Borrower charges, pledges or otherwise incumbers, contrary to sub-clause 5(a)(ii), any of the Charged Assets described in sub-clause 4(a)(v) or attempts to do so without the prior consent in writing of the Bank or if any creditor or other person attempts to bring any distress, execution, sequestration or other process against any of the Charged Assets described in sub-clause 4(a)(v) the floating charge created under this deed over those assets shall automatically without notice operate as a fixed charge instantly on such event occurring.

         (c) During the continuance of this security the statutory and other powers of leasing, letting, entering into agreements for leases or lettings and accepting or agreeing to accept surrenders of leases or tenancies shall not in relation to all or any part of the Charged Assets be exercisable by the Borrower nor shall the Borrower part with possession of all or any part of the Charged Assets nor confer any licence, right or interest to occupy nor grant any licence or permission to assign, underlet or part with possession of all or any part of the Charged Assets nor agree, suffer or permit any variation or addition to the terms of any lease, tenancy or licence without in every such case obtaining the prior consent in writing of the Bank, save as permitted by sub-clause 5(a)(iii) above.

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                                      - 5 -

6.       EVENTS OF DEFAULT

         (a) The Bank shall cease to be under any further commitment to the Borrower and all money and liabilities secured under this deed shall immediately become due and payable on demand and the security shall become enforceable and if so required by the Bank the Borrower shall immediately provide cash cover on demand or a guarantee acceptable to the Bank for all contingent liabilities of the Borrower to the Bank and for all notes or bills, bonds, guarantees, indemnities and all instruments entered into or agreed to be entered into by the Bank for or at the request of the Borrower on the occurrence of any of the following Events of Default:

                  (i) if the Borrower fails to pay any sum which may from time to time become due to the Bank on the due date or fails to comply with any provision or to meet any obligation or liability contained or incorporated herein or in any facility from or other agreement with the Bank;

                  (ii) if the Borrower is in breach of any agreement, covenant, condition or other provision, express or implied, in or under any other agreement, deed or document from time to time entered into between the Borrower and the Bank (including without limitation under the Loan Agreement or under any charge registered in favour of the Bank over the Charged Property pursuant to the Registered Land Law (1995 Revision) or any statutory modification or re-enactment thereof) or any other obligation or duty it may from time to time be under to the Bank generally;

                  (iii) if any representation, warranty, certificate or undertaking made by the Borrower to the Bank from time to time is or becomes incorrect or misleading in any material respect;

                  (iv) if the Borrower defaults or receives notice of default under any trust deed, loan agreement, debenture or any other agreement, deed or document or any other obligation relating to borrowing or under any guarantee or indemnity or if any borrowing or other money payable under any borrowing or guarantee or indemnity becomes or is capable of being declared payable prior to its stated maturity or is not paid when due or any incumbrances from time to time created by the Borrower become enforceable;

                  (v) if a petition is presented or an order made or a resolution passed or analogous proceedings are taken for appointing an inspector of or winding up the Borrower or for dissolution or if the Borrower is struck off the Register of Companies or a notice is issued convening a meeting for the purpose of passing any such resolution (save for the purpose of and followed by an amalgamation or reconstruction not involving insolvency on terms previously approved in writing by the Bank);

                  (vi) if an encumbrancer shall take possession or exercise or attempt to exercise any power of sale or a Receiver shall be appointed of the whole or any part of the undertaking, property or assets of the Borrower;

                  (vii) if any judgment or order made against the Borrower is not complied with within seven days or if an execution, distress, sequestration or other process is levied or enforced upon or sued out against any part of the undertaking, property or assets or revenues of the Borrower;

                  (viii) if the Borrower fails to pay its debts as and when they fall due or becomes or is deemed to be insolvent or unable to pay its debts whether within the meaning of Section 95 of the Companies Law (2001 Second Revision) or otherwise or the Borrower proposes or

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                                      - 6 -

                           enters into any composition or arrangement with its creditors generally or any class of its creditors;

                  (ix) if the Borrower without the prior written consent of the Bank ceases or threatens to cease to carry on its business or any part thereof the Bank considers material in the normal course or changes the nature or mode of conduct of its trading in any respect which the Bank may consider material;

                  (x) if the undertaking, property or assets of the Borrower or any part thereof from time to time considered by the Bank to be material is sold, disposed of or compulsorily acquired (otherwise than in the normal course of trading for the purpose of carrying on business or on terms previously approved in writing by the Bank) whether in a single transaction or a number of transactions or is nationalised, seized, forfeited or appropriated;

                  (xi) if any guarantee, indemnity or other security created in favour of the Bank is in jeopardy or is not or ceases to be in full force and effect or is voidable or unenforceable or is disputed, revoked or terminated or it becomes unlawful or impossible for the Bank to exercise any right or power vested in it under any such security and is considered by the Bank to be material;

                  (xii) if any licence, authorisation, consent or registration necessary or desirable to enable the Borrower to comply with its obligations to the Bank or to carry on its business in the normal course shall be revoked, withheld, materially modified or fail to be granted or perfected or shall cease to remain in full force and effect;

                  (xiii) if by or under the operation of any Government the management of the Borrower or its authority in the conduct of its business is curtailed to the point of making it effectively inoperative by any seizure or intervention or proceedings of any nature;

                  (xiv) If the Borrower makes or attempts to make any alterations to the provisions of its Memorandum or Articles of Association which might, in the opinion of the Bank, affect its interests hereunder or shall fail or neglect to comply with any or all of the provisions of the Companies Law (2001 Second Revision) or any statutory modification or re-enactment thereof or any other of the laws of the Cayman Islands in so far as the same may relate to it;

                  (xv) if the Borrower shall without obtaining the prior written consent of the Bank by its directors, shareholders or otherwise declare and pay any dividends or capital distributions or repay any shareholder loans or any capital or make any capital expenditure whatever or make any other expenditures otherwise than in the ordinary course of business or permit or cause to be done anything that will result in any change in the shareholdings as constituted on the date hereof;

                  (xvi) if control of the Borrower is acquired by any person or company or group of connected persons not having control of the Borrower at the date hereof (unless with the prior consent in writing of the Bank not to be unreasonably withheld) where "control" means the power of any person or company or group of connected persons to control the composition of the Board of Directors of the Borrower or otherwise secure (whether through the holding of shares directly or through nominees, the possession of voting power or by virtue of any powers conferred by the Memorandum or Articles of Association of the Borrower or any other document or agreement) that the affairs of the Borrower are conducted in accordance with the wishes of that person or company or group of connected persons;

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                                      - 7 -

                  (xvii)   if any of the foregoing events occurs in relation to
                           (i) any third party which now or hereafter has guaranteed or provided security for or given an indemnity in respect of any money, obligation or liability hereby secured or (ii) any subsidiary or holding company of the Borrower or of any such third party or (iii) any subsidiary of any such holding company or if any individual now or hereafter liable as such third party shall commit an act of bankruptcy, die or become of unsound mind;

                  (xviii) if the Borrower shall without the prior consent in writing of the Bank create or purport or attempt to create any mortgage, pledge, lien, charge, assignment or other encumbrance ranking or which by any means may come to rank in whole or in part pari passu with or in priority to or subordinate to any of the charges hereby created;

                  (xix) if in any country in which the Borrower carries on business or has assets any event occurs which corresponds with or has an effect similar to any of the foregoing events or if the Borrower becomes subject to proceedings or an order, appointment or filing under the insolvency laws of such country, or

                  (xx) if at any time the Borrower shall in good faith determine that a material adverse change in the financial condition of the Borrower has occurred or that the Borrower is unlikely to be able to meet any of its obligations hereunder.

         (b) The Borrower hereby covenants immediately to notify the Bank in writing of the occurrence of any of the Events of Default specified in clause 6(a) or of the occurrence of any event which with the lapse of time or giving of notice would or may constitute an Event of Default.

7.       COVENANTS BY THE BORROWER

         (a)      The Borrower hereby represents and warrants to the Bank that
                  (i) it is a duly organised corporation existing in good standing under the Laws of the Cayman Islands, (ii) it is duly qualified to do business wherever necessary to carry on its present operations, (iii) the making and performance of this Debenture is within its powers having been duly authorised by all necessary governmental and corporate approvals and does not contravene any law or any contractual restriction binding on the Borrower or the Memorandum and Articles of Association of the Borrower, (iv) this Debenture is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, and (v) there are no pending or threatened actions or proceedings before any court or administrative agency which may materially adversely affect the Borrower or its financial conditions and operations.

         (b) The Borrower hereby further covenants with the Bank that during the continuance of this security the Borrower will at all times and as applicable immediately:

                  (i) notify the Bank by fax and confirm in writing of the occurrence of any event which will or may in due course constitute an Event of Default;

                  (ii) conduct and carry on its business in a proper, efficient and business-like manner and not make any substantial alteration in the nature of or mode of conduct of that business and keep or cause to be kept proper books of account relating to such business;

                  (iii) pay into such account as the Bank may direct all money which it shall receive in respect of book or other debts and without prejudice to the provisions of this deed the Borrower shall not without the prior consent of the Bank sell, factor, discount, charge or assign any assets described in sub-clause 4(a)(iii) or purport to do so and shall if called

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                                      - 8 -

                           upon by the Bank from time to time execute legal assignments of any book or other debts to the Bank;

                  (iv) observe and perform all covenants and stipulations from time to time affecting its freehold or leasehold property or the mode of user or enjoyment of such property and not, without the prior consent in writing of the Bank, enter into any onerous or restrictive obligations affecting any such property nor do or suffer or omit to be done any act, matter or thing which would infringe any provision of any statute, order or regulation from time to time in force affecting any such property;

                  (v) observe and perform all covenants and stipulations from time to time affecting its patents, patent applications, trade marks, trade names, registered designs and copyrights and all other industrial or intangible property or any licence or ancillary or connected rights from time to time relating to industrial or intangible property and preserve and maintain and renew when necessary or desirable all such licences and rights;

                  (vi) use its best endeavours to enforce and, at its own cost, institute, continue or defend all proceedings relating to any of the Charged Assets;

                  (vii) keep all buildings and erections and all plant, machinery, fixtures, fittings, vehicles, computers and office and other equipment and every part of such property in good and substantial repair and in good working order and condition and not pull down or remove or sell or otherwise dispose of any of such property without the prior consent in writing of the Bank except in the ordinary course of use, repair, maintenance or improvement. If the Borrower is at any time in default in complying with this covenant the Bank shall be entitled but not bound to repair and maintain such property with power for the Bank, its agents and their respective employees to enter any of the Borrower's property for that purpose or to inspect that property and any sum so expended by the Bank shall be repayable by the Borrower to the Bank on demand together with interest at the Default Rate from the date of payment by the Bank;

                  (viii) at its own expense insure and keep insured any of the Charged Assets of an insurable nature with insurers previously approved by the Bank in writing against loss or damage by fire, burglary, theft, civil commotion, explosion, aircraft, flood, storm, tempest, lightning, burst pipes and such other risks and contingencies as the Bank shall from time to time request to the full replacement value of such assets from time to time including fees of architects, surveyors, engineers and all other professional fees and demolition charges together (in the case of leasehold properties) with loss of rent for 3 years in the joint names of the Borrower and the Bank or, at the option of the Bank, in the name of the Borrower. The interest of the Bank shall be noted on the policy and the policy shall contain such provisions for the protection of the Bank as the Bank may reasonably require. The Borrower must maintain such other insurance policies (with the interest of the Bank noted on such policies) containing like provisions for the protection of the Bank as are normally maintained by prudent companies carrying on similar businesses. The Borrower shall pay within one week of them becoming due all premiums and other money necessary for effecting and keeping up such insurances and on demand produce to the Bank the policies of such insurance and proof of such payments failing which the Bank may take out or renew such insurances in any sum which the Bank may think expedient and all money expended by the Bank under this provision shall be reimbursed by the Borrower on demand and bear interest at the Default Rate from the date of

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                                      - 9 -

                           payment by the Bank up to the date of payment by the Borrower. All money to be received by virtue of any insurance maintained or effected by the Borrower on the Charged Assets (whether or not in pursuance of the obligations under this sub-clause) shall be paid to the Bank (or if not paid by the insurers directly to the Bank held on trust for the Bank) and shall at the option of the Bank be applied in reduction of the money obligations and liabilities secured under this deed or in replacing, restoring or reinstating the property or assets destroyed, damaged or lost (any deficiency being made good by the Borrower);

                  (ix) punctually pay and indemnify the Bank and any Receiver appointed by it against all existing and future rent, rates, taxes, duties, charges, assessments, impositions and outgoings (whether imposed by agreement, statute or otherwise and whether in the nature of capital or revenue and even if wholly novel) now or at any time during the continuance of this security payable in respect of all or any part of the Charged Assets or by the owner or occupier of those assets. If any such sums shall be paid by the Bank or by any such Receiver then the sums shall be repaid by the Borrower on demand with interest at the Default Rate from the date of payment by the Bank or any such Receiver;

                  (x) not (without the prior written consent of the Bank) vary, surrender, cancel, assign, charge or otherwise dispose of or permit to be forfeit any lease of leasehold premises or any credit, sale, hire purchase, rental or like agreement for any equipment used in its business considered by the Bank to be material and generally fulfil its obligations under every such lease and agreement and when required, produce to the Bank proof of all payments from time to time due from the Borrower under such lease or agreement;

                  (xi) get in and realise all book and other debts and claims charged under this deed in the ordinary course of its business and pay into such account as the Bank shall from time to time direct all money which it may receive in respect of those book and other debts and claims immediately on receipt and pending such payment hold such money on trust for the Bank (provided that the Company may use the same in the usual course of trading conducted at the date of this deed and for the purposes of carrying on the business) and not (without the prior consent in writing of the Bank) charge or otherwise dispose of or release, exchange, compound, set off or grant time or indulgence or otherwise deal with all or any of those book and other debts and claims or purport so to do;

                  (xii) not (without the prior consent in writing of the Bank) form or co-operate in the formation of, purchase or acquire any new subsidiary, permit any subsidiary to issue any share or loan capital except to the Borrower or to a wholly-owned subsidiary of the Borrower or transfer assets hereby charged to any subsidiary save on terms previously approved in writing by the Bank;

                  (xiii) not do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value to the Bank of the security hereby charged and not (without the prior consent in writing of the Bank) incur any expenditure or liabilities of an exceptional or unusual nature;

                  (xiv) deposit with the Bank, its solicitors or a nominee of the Bank and permit the Bank, its solicitors or its nominee during the continuance this security to hold and retain the following:

                           I. all deeds and documents of title relating to all freehold and leasehold property from time to time belonging to the

                                    Borrower (and the insurance policies
                                    relating to such property) excluding any in respect of the Red Gate Road Plant Property and the Lower Valley Plant Property;

                           II. all stock and share certificates and documents of title relating to the Securities and such deeds of transfer in blank and other documents as the Bank may from time to time require for perfecting its title to the Securities (executed by or signed on behalf of the registered holder) or for vesting or enabling it to vest the Securities in itself or its nominees or in any purchaser;

                           III. all assurance policies from time to time effected by the Borrower on the lives of key employees; and

                           IV. all such documents relating to the Charged Assets as the Bank may from time to time require; and

                  (xv) not (without the prior consent in writing of the Bank) permit any person (i) to be registered as proprietor of any freehold or leasehold property present or future from time to time hereby charged nor create or permit to arise any overriding interest affecting such property, or (ii) to become entitled to any proprietary right or interest which might affect the value of any land, fixtures or fixed plant and machinery hereby charged.

8.       FURTHER SECURITY

         The Borrower shall at any time if and when required by the Bank execute such further legal or other mortgages, fixed or floating charges or assignments in favour of the Bank as the Bank shall from time to time require over all or any of the Charged Assets both present and future to secure all moneys, obligations and liabilities covenanted under this deed to be paid or otherwise secured under this deed, such further mortgages, charges or assignments to be prepared by or on behalf of the Bank at the cost of the Borrower and to contain an immediate power of sale without notice and such other clauses for the benefit of the Bank as the Bank may reasonably require.

9.       Powers of the Bank

         At any time after the Bank shall have demanded payment or discharge of any money, obligation or liability hereby secured, in addition to all other powers or rights vested in it by law or otherwise, the Bank may, without any notice except as hereinafter provided and whether or not it shall have appointed a Receiver, enter into possession and sell all or any of the goodwill, undertaking, assets, rights and property hereby charged (provided that, in the case of the charge over the Charged Assets described in clause 4(a)(v), such charge shall, prior to the exercise of such power, operate as a fixed charge) or any part thereof at public or private sale or in any other manner and for such consideration and generally on such terms and conditions as the Bank may think fit. Upon any such sale, the Bank shall have the right to deliver, assign and transfer to each purchaser thereof such goodwill, undertaking, assets, rights or property in the name and on behalf of the Borrower. Each purchaser at any such sale shall hold the property so sold absolutely free from any equity or right of redemption of the Borrower who hereby specifically waives all rights of redemption, stay or appraisal which the Borrower has or may have under any rule or law or statute now existing or hereinafter adopted. The Bank shall give to the Borrower ten days written notice of its intention to make any such public or private sale. Such notice in case of public sale shall state the time and place fixed for such sale and in case of private sale the day on which such goodwill, undertaking, assets, rights and property or that portion thereof so being sold will first be offered for sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place as the Bank may fix in the notice of such sale. At such sale, such goodwill, undertaking, assets, rights and property may be sold in one lot as an entirety or in separate parcels as the Bank may determine. The Bank shall not be obliged to make any public or private sale and may cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale on credit or for future delivery the undertaking, assets, rights and property so sold may be retained by the Bank until the selling price is paid by each purchaser thereof but the Bank shall incur no liability in the case of the failure of such purchaser to take up and pay for such undertaking, assets, rights and property so sold and in case of any such failing such undertaking, assets, rights and property may again be sold upon like notice. The Bank instead of exercising the power of sale herein conferred upon it may proceed by a suit or suits at law or in equity to foreclose this Debenture and sell all or any of the goodwill, undertaking, property, assets and rights hereby charged or any part thereof under a judgment or decree of a court or courts of competent jurisdiction, the Borrower having been given due notice of all such action.

10.      APPOINTMENT AND POWERS OF RECEIVER

         (a) At any time after the Bank shall have demanded payment or discharge of any money, obligation or liability hereby secured and the same shall not have been satisfied in full or if requested by the Borrower, the Bank may in writing under its common seal or under the hand of any director, officer or manager for the time being of the Bank appoint any person to be a Receiver of the undertaking, property, assets and rights hereby charged or any part thereof (with power to authorise any joint receiver to exercise any power independently of any other joint receiver) and may remove any Receiver so appointed and appoint another in his place. In addition to all other powers vested in him by law or otherwise a Receiver shall have the power on behalf and at the cost of the Borrower to do or omit to do anything in relation to the undertaking, property or assets charged hereby or any part thereof and in particular (but without limitation), the following powers:-

                  (i) to take possession of, collect and get in and give receipts binding on the Borrower for all or any property, assets and rights hereby charged and to bring, defend or discontinue any proceedings or submit to arbitration in the name of the Borrower or otherwise as may seem expedient;

                  (ii) to make calls conditionally or unconditionally on the members of the Borrower in respect of uncalled capital;

                  (iii) to carry on, manage, develop, reconstruct, amalgamate or diversify or authorise or concur in any such action relating to, the business of the Borrower or any part thereof and to exercise in respect of the Securities, all voting or other powers or rights available to a registered holder thereof in such manner as he may think fit and to manage and conduct the same without being responsible for loss or damage and for any of those purposes to raise or borrow any money from or incur any liability to the Bank or others on such terms with or without security as he may think fit and so that any such security may be or include a charge on the whole or any part of the property hereby charged ranking in priority to this security or otherwise;

                  (iv) whether forthwith or later, to sell or concur in selling by public auction or private contract, and to let or concur in letting and to accept surrenders, grant licences or otherwise dispose of or deal with all or any of the goodwill, undertaking, assets, rights and property hereby charged in such manner and for such consideration and generally on such termS and conditions as the Receiver may think fit with full power to convey or otherwise transfer such goodwill, undertaking, assets, rights or property in the name and on behalf of the Borrower or other the estate owner and any such sale may be for cash, debentures or other obligations, shares, stocks or other valuable consideration and may be payable in a lump sum immediately or by instalments spread over such period as the Receiver shall think fit and so that any consideration received in a form other than cash shall ipso facto forthwith on receipt be and become charged with the payment of all moneys, obligations and liabilities secured hereby. Plant, machinery and other fixtures may be severed and sold separately from the premises containing them without the consent of the Borrower being obtained thereto;

                  (v) to make any arrangements or compromise, allow time for payment or enter into, abandon, cancel or disregard any contracts which he shall think expedient in the interests of the Bank;

                  (vi) to make and effect all repairs, improvements and renew such of the plant, machinery, chattels and property of the Borrower as he shall think fit and maintain, renew, take out or increase insurances;

                  (vii) to promote the formation of companies with a view to the same purchasing, leasing, licensing or otherwise acquiring all or any of the goodwill, undertaking, property, assets or rights of the Borrower or otherwise;

                  (viii) without any further consent by or notice to the Borrower, exercise on behalf of the Borrower all the powers, rights and provisions conferred on a landlord or a tenant at law or under any lease, sub-lease or other contract or agreement to which the Borrower is a party relating to rents or otherwise in respect of any part of the property hereby charged but without any obligation to exercise any of such powers and without any liability in respect of powers so exercised or omitted to be exercised;

                  (ix) to appoint managers, accountants, lawyers, agents, officers, servants and workmen for any of the aforesaid purposes at such salaries or remuneration and for such periods and upon such terms as he or they may determine; and

                  (x) to sign any document, execute any deed and do all such other acts and things as may be considered to be incidental or conducive to any of the matters and powers aforesaid and which he may and can lawfully do as agent for the Borrower.

         (b) All money received by such Receiver or by the Bank in the exercise of any powers conferred by this Debenture shall be applied after the discharge of any taxes or the remuneration and expenses of such Receiver and all liabilities having priority thereto in or towards satisfaction of such of the moneys, obligations and liabilities hereby secured and in such order as the Bank in its absolute discretion may from time to time conclusively determine.

         (c) A Receiver appointed by the Bank shall be the agent of the Borrower and the Borrower shall alone be solely responsible and liable for his acts, defaults or remuneration.

         (d) Neither the Bank nor any Receiver shall be liable to account as mortgagee in possession in respect of all or any of the property charged hereby nor be liable for any loss upon realisation or for any neglect or default or omission of any nature whatsoever for which a mortgagee in possession might be liable.

         (e) No purchaser, chargor or chargee or other person or company dealing with the Bank or with any Receiver appointed by it or with its or his, attorneys or agents shall be bound or concerned to see or enquire whether the powers exercised or purported to be exercised have become exercisable or whether any money remains due actually or contingently on the security of this Debenture or as to the necessity or expediency of the stipulations and conditions subject to which any sale shall have been made or otherwise as to the propriety or regularity of such sale, calling in, collection or conversion or to see to the application of any money paid to the Bank and in the absence of mala fides on the part of such purchaser, mortgagor, mortgagee or other person or company such dealing shall be deemed so far as regards the safety and protection of such purchaser, chargor, chargee person or company to be within the powers hereby conferred and to be valid and effectual accordingly.

         (f) The Borrower hereby covenants with the Bank on demand to pay all costs, charges and expenses incurred by the Bank or by any Receiver appointed by it in the exercise of any powers conferred by this Debenture or which they or he shall properly incur in or about the preservation or attempted preservation of this security or of the goodwill, undertaking, property, assets and rights hereby charged with interest at the highest rate payable by the Borrower to the Bank.

11.      POWER OF ATTORNEY

         The Borrower by way of security hereby irrevocably appoints the Bank and the persons deriving title under it and any Receiver appointed hereunder jointly and also severally to be its attorney to execute and complete in favour of the Bank or its nominees or of any purchaser any documents which the Bank may require for perfecting its title to or for vesting the Securities or any property, assets or rights hereby charged or agreed to be charged in the Bank or its nominees or in any purchaser and otherwise generally for it and in its name and on its behalf and as its act and deed or otherwise to execute, seal and deliver and otherwise perfect and do any such legal or other mortgage, charge or assignment as aforesaid and all such deeds, assurances, agreements, instruments, acts and things which may be required for the full exercise of all or any of the powers hereby conferred or which may be deemed proper on or in connection with any sale or other disposition thereof or any of the purposes aforesaid. The Borrower hereby ratifies and confIrms and agrees to ratify and confirm any instrument, act or thing which any such attorney may execute or do.

12.      CONTINUING SECURITY

         (a) This security shall be a continuing security notwithstanding any settlement of account or other matter whatsoever and is in addition to and shall not merge or otherwise prejudice or affect any other right or remedy of the Bank or the security created by any deposit of documents or any guarantee, lien, pledge, bill, note, mortgage or other security now or hereafter held by or available to the Bank and shall not be in any way prejudiced or affected thereby or by the invalidity thereof or by the Bank now or hereafter dealing with, exchanging, releasing, modifying or abstaining from, perfecting or enforcing any of the same or any rights which it may now or hereafter have or giving time for payment or indulgence or compounding with any other person liable.

         (b) It shall be lawful for but not obligatory on the Bank to advance and pay all sums of money necessary for the purpose of remedying any breach or breaches of covenants or obligations whether imposed on the Borrower under the provisions of this Debenture or any collateral or additional charges or securities hereto or implied by law and all monies so paid and all costs and expenses incurred by the Bank in relation to any payment or act by or on behalf of the Bank shall be repayable on demand and in addition to the other monies hereby secured and shall bear interest at the Default Rate.

13.      CURRENCY

         (a) All moneys received or held by the Bank or by a Receiver under this Debenture may from time to time after demand has been made by the Bank be converted into such other currency as the Bank considers necessary or desirable to cover the obligations and liabilities (actual or contingent) of the Borrower in that other currency at the then prevailing spot rate of exchange of the Bank (as conclusively determined by the Bank) for purchasing that other currency with the existing currency.

         (b) Neither the Bank nor any Receiver shall be liable to the Borrower for any loss resulting from any fluctuation in exchange rates before or after the exercise of any of the powers under this Debenture.

         (c) No payment to the Bank (whether under any judgment or court order or otherwise) shall discharge the obligation or liability of the Borrower in respect of which it was made unless and until the Bank shall have received payment in full in the currency in which such obligation or liability was incurred and to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability (actual or contingent) expressed in that currency, the Bank shall have a further separate cause of action against the Borrower and shall be entitled to enforce the charges hereby created to recover the amount of the shortfall.

14.      INDEMNITY

         The Borrower hereby agrees to indemnify both the Bank and any Receiver against all losses, actions, claims, expenses, demands and liabilities whether in contract, tort, equity or otherwise now or hereafter incurred by it or him or by any manager, officer, director or employee for whose liability, act or omission it or he may be answerable, responsible or liable for anything done or omitted in tile exercise or purported exercise of the powers herein contained or occasioned by any breach by the Borrower or any of its covenants or other obligations to the Bank. The Borrower shall so indemnify the Bank and any such Receiver on demand and shall pay interest on the sums demanded at the Default Rate.

15.      MISCELLANEOUS

         (a) Any statutory or other powers of granting or agreeing to grant or of accepting or agreeing to accept surrenders of leases or tenancies of the property hereby charged or any part thereof shall not during the continuance of this security be capable of being exercised by the Borrower without the prior written consent of the Bank.

         (b) No neglect, omission or forbearance on the part of the Bank to take advantage of or enforce any right or remedy arising out of any breach or non-observance or any covenant or condition herein or in any collateral or additional charges or securities hereto contained or implied shall be deemed to be or operate as a general waiver of such covenant or condition or the right to enforce or take advantage of the same in respect of any breach or non-observance thereof either original or recurring.

         (c) Each of the provisions of this Debenture is severable and distinct from the others and if at any time one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and unenforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         (d) Any demand or notice hereunder may, without prejudice to any other effective mode of making the same, be deemed to have been properly and effectively made, given and served to and on the Borrower at any time by a letter sent to them by registered post addressed to its registered office and signed by the Bank or any manager, officer, director, secretary, attorney, agent or lawyer on its behalf and every such demand or notice posted in the Cayman Islands shall be deemed to have been given and served 7 days following the posting thereof. Any such notice or demand or any certificate as to the amount at any time secured hereby shall be conclusive and binding upon the Borrower if signed by an officer of the Bank.

         (e) This Debenture shall, at the Borrower's expense, be impressed in the first instance with the stamp duty due under the Stamp Duty Law (2001 Revision) as amended as at the date hereof) to cover the Principal Sum of US$2,400,000.00 secured hereby but the Bank shall be at liberty and is hereby empowered at any time or times hereafter (without any further licence or consent on the part of the Borrower) to impress additional stamp duty hereon or on any collateral or additional charges or securities hereto at the Borrower's own cost and expense to cover any sum or sums by which the Borrower's indebtedness to the Bank may exceed the said amount and in the event of such upstamping as aforesaid the Borrower hereby covenants and agrees with the Bank that this Debenture and the property hereby charged and the properties comprised in any collateral or additional charges or securities hereto shall stand security for such additional sum or sums and be charged with the payment thereof and all other monies including interest due hereunder.

16.      GOVERNING LAW

         This Debenture shall be governed and construed solely according to the laws of the Cayman Islands and the parties hereby submit to the non-exclusive jurisdiction of the Courts of the Cayman Islands.

IN WITNESS WHEREOF the parties hereto have caused this Debenture to be executed as a Deed the day and the year first above written.

EXECUTED AS A DEED by            )
OCEAN CONVERSION                 ) /s/ [ILLEGIBLE]
(CAYMAN) LIMITED in the          ) -------------------------
presence of:-                    ) Director
                                 )
/s/ [ILLEGIBLE]                  ) /s/ [ILLEGIBLE] for CAMPBELL SECRETARIES LIMI
-----------------------------    ) --------------------------
Witness                            Assistant Secretary

EXECUTED AS A DEED by The        )
Bank of N.T. Butterfield &       ) /s/ [ILLEGIBLE]
Son Ltd.                         ) --------------------------
in the presence of:-             ) Director Officer
                                 )
/s/ [ILLEGIBLE]                  ) __________________________
------------------------------   ) Director/Secretary
Witness                          )

                                                                          [SEAL]

I, John Wolf of Campbells, 4th Floor, Scotiabank Building, P.O. Box 884GT, George Town, Grand Cayman, make oath and say:-

1. That the foregoing Debenture bearing the date 29th day of May, 2002 between Ocean Conversion (Cayman) Limited ("the Borrower") of the one part and The Bank of N. T. Butterfield & Son Ltd. of the other part was executed by the Borrower on the 11th day of April 2002.

2. I was present and did see William T. Andrews a duly authorised Director and Melanie Jackson for and on behalf of Campbell Secretaries Limited the duly authorised Assistant Secretary of the Borrower execute the said Debenture as a deed for the purposes therein mentioned on the 11th day of April 2002 between the hours of 4.00 p.m. and 4.30 p.m. in the afternoon at George Town, Grand Cayman, Cayman Islands.

3. The Borrower is a company formed under the Companies Law of the Cayman Islands with registered office situate at Campbell Corporate Services Ltd., P.O. Box 268 GT, Scotiabank Building, George Town, Grand Cayman, Cayman Islands.

4. That the name subscribed as a witness attesting to tile due execution of the said Debenture by the Borrower is of the proper handwriting of me this deponent and I reside at No. 13 Pirates Lair, South Sound, Grand Cayman, Cayman Islands and I am an attorney-at-law.

                        _______________________________
                                     Witness

SWORN at George Town, Grand Cayman, Cayman Islands this 29th day of May 2002 before me.

                     _____________________________________
                         NOTARY PUBLIC - CAYMAN ISLANDS